_________________________________________________

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

January 30, 2004

          GS Mortgage Securities Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-100818	13-6357101
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

85 Broad Street New York, New York (Address of Principal Executive Offices)	10004 (Zip Code)

Registrant’s telephone number, including area code:  (212) 902-1000

                                                       None

(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

The Registrant registered issuances of Mortgage Pass-Through Certificates, Series 2004-2F on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, by a Registration Statement on Form S-3 (Registration File No. 333-100818) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant issued $1,087,279,495 aggregate principal amount of Class IA-1, Class IA-2, Class IA-3, Class IA-4, Class IA-5, Class IA-6, Class IA-7, Class IIA-1, Class IIA-2, Class IIA-3, Class IIA-4, Class IIA-5, Class IIA-6, Class IIIA-1, Class IIIA-2, Class IIIA-3, Class IIIA-4, Class IIIA-5, Class IIIA-6, Class IVA-1, Class IVA-2, Class VA-1, Class VIA-1, Class VIIA-1, Class VIIA-2, Class VIIIA-1, Class IXA-1, Class XA-1, Class XIA-1, Class XIIA-1, Class XIIIA-1, Class XIVA-1, Class A-P, Class A-X, Class I-B1, Class I-B2, Class I-B3, Class II-B1, Class II-B2 and Class II-B3 Certificates (the “Publicly Offered Certificates”) on January 30, 2004.  This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated January 23, 2004, as supplemented by the Prospectus Supplement dated January 28, 2004, to file a copy of the Trust Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Publicly Offered Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Publicly Offered Certificates were issued pursuant to a Trust Agreement (the “Trust Agreement”), attached hereto as Exhibit 4.5.1, dated as of January 1, 2004, among GS Mortgage Securities Corp., as depositor, Chase Manhattan Mortgage Corporation, as master servicer, JP Morgan Chase Bank, as securities administrator and custodian, and Wachovia Bank, National Association, as Trustee, which incorporates by reference the Standard Terms to Trust Agreement, January 2004 Edition (the “Standard Terms”), attached as Exhibit 4.5.2 to the form 8-K filed with the Securities and Exchange Commission on February 13, 2004.  The “Certificates” consist of the Publicly Offered Certificates and the Class I-B4, Class I-B5, Class I-B6, Class II-B4, Class II-B5, Class II-B6 and Class R Certificates.  The Certificates evidence all of the beneficial ownership interest in a trust fund that consists primarily of a pool of certain conventional, fixed rate, residential mortgage loans with an aggregate outstanding principal balance of approximately $1,090,835,278 as of January 1, 2004, together with certain other assets.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement and the Standard Terms.

Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

4.5.1

Trust Agreement, dated as of January 1, 2004, among GS Mortgage Securities Corp., as depositor, Chase Manhattan Mortgage Corporation, as master servicer, JP Morgan Chase Bank, as securities administrator and custodian, and Wachovia Bank, National Association, as Trustee

4.5.2

Standard Terms to Trust Agreement (January 2004 Edition)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GS MORTGAGE SECURITIES CORP.

By: /s/ Howard Altarescu

      Name: Howard Altarescu

      Title:   Vice President

Dated:  March 10, 2004

EXHIBIT INDEX

Exhibit No.

Description

Page No.

4.5.1

Trust Agreement, dated as of January 1, 2004, among GS Mortgage Securities Corp., as depositor, Chase Manhattan Mortgage Corporation, as master servicer, JP Morgan Chase Bank, as securities administrator, and Wachovia Bank, National Association, as Trustee

4.5.2

Standard Terms to Trust Agreement (January 2004 Edition)